UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 9, 2018
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, CA 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of TiVo Corporation (the “Company” or “TiVo”) was held on May 9, 2018. Set forth below are the proposals voted on at the Annual Meeting, along with the final number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal 1 - To elect eight directors to serve until the Company’s 2019 annual meeting of stockholders and until their successors have been duly elected and qualified:

	Final Voting Results
Nominees	For	Withheld
Enrique Rodriguez	100,592,056	1,035,032
Alan L. Earhart	99,522,348	2,104,740
Eddy W. Hartenstein	91,346,302	10,280,786
Jeffrey T. Hinson	93,288,717	8,338,371
James E. Meyer	85,133,537	16,493,551
Daniel Moloney	100,110,282	1,516,806
Raghavendra Rau	99,644,208	1,982,880
Glenn W. Welling	98,864,189	2,762,899

In addition, there were 13,431,472 broker non-votes on Proposal 1. Based on the final voting results reported for Proposal 1, the following nominees were elected as directors at the Annual Meeting, each to serve until the 2019 Annual Meeting of Stockholders and until his or her successor is elected and qualified: Enrique Rodriguez; Alan L. Earhart; Eddy W. Hartenstein; Jeffrey T. Hinson; James E. Meyer; Daniel Moloney; Raghavendra Rau; and Glenn W. Welling.

Proposal 2 - To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as TiVo’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Final Voting Results
For	Against	Abstain
113,743,103	1,165,827	149,630

There were no broker non-votes on Proposal 2.

Proposal 3 - To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Final Voting Results
For	Against	Abstain
96,058,008	5,166,886	402,194

There were 13,431,472 broker non-votes on Proposal 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	By:	/s/ Pamela Sergeeff
May 9, 2018		Pamela Sergeeff
Executive Vice President & General Counsel